Exhibit 10.9

                       SECURITIES PURCHASE AGREEMENT


                                dated as of


                               March 23, 2001


                                   among

                       THE NASDAQ STOCK MARKET, INC.,

               HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.,

                                    and

             THE OTHER PURCHASERS LISTED ON THE SIGNATURE PAGES
                                   HEREOF




                             TABLE OF CONTENTS

                           ----------------------

                                                                       PAGE

                                 ARTICLE 1
                                DEFINITIONS

SECTION 1.01.  Definitions...............................................1

                                 ARTICLE 2
                      PURCHASE AND SALE OF SECURITIES

SECTION 2.01.  Commitment to Purchase....................................3
SECTION 2.02.  The Closing...............................................4
SECTION 2.03.  Use of Proceeds...........................................4

                                 ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF THE ISSUER

SECTION 3.01.  Corporate Existence and Power.............................4
SECTION 3.02.  Corporate Authorization...................................5
SECTION 3.03.  Governmental Authorization................................5
SECTION 3.04.  Noncontravention..........................................5
SECTION 3.05.  Capitalization............................................5
SECTION 3.06.  Subsidiaries..............................................6
SECTION 3.07.  Financial Statements......................................7
SECTION 3.08.  Absence of Certain Changes................................7
SECTION 3.09.  Selling Documents.........................................8

                                 ARTICLE 4
              REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

SECTION 4.01.  Private Placement.........................................8
SECTION 4.02.  Authority; No Other Action................................9
SECTION 4.03.  Binding Effect............................................9

                                 ARTICLE 5
                          COVENANTS OF THE ISSUER

SECTION 5.01.   Conduct of the Company...................................9
SECTION 5.02.  Access to Information....................................10
SECTION 5.03.  Notices of Certain Events................................10
SECTION 5.04.  Voting Rights............................................11

                                 ARTICLE 6
                        COVENANTS OF THE PURCHASERS

SECTION 6.01.  Confidentiality..........................................11

                                 ARTICLE 7
                 COVENANTS OF THE PURCHASERS AND THE ISSUER

SECTION 7.01.  Reasonable Best Efforts; Further Assurances..............12
SECTION 7.02.  Certain Filings..........................................12
SECTION 7.03.  Public Announcements.....................................13

                                 ARTICLE 8
                      CONDITIONS PRECEDENT TO CLOSING

SECTION 8.01.  Conditions to Each Party's Obligations...................13
SECTION 8.02.  Conditions to Each Purchaser's Obligations...............13
SECTION 8.03.  Conditions to Issuer's Obligations.......................14

                                 ARTICLE 9
                               MISCELLANEOUS

SECTION 9.01.  Notices..................................................15
SECTION 9.02.  No Waivers; Amendments...................................15
SECTION 9.03.  Survival of Provisions...................................15
SECTION 9.04.  Indemnification..........................................15
SECTION 9.05.  Expenses; Documentary Taxes..............................17
SECTION 9.06.  Termination..............................................17
SECTION 9.07.  Successors and Assigns...................................18
SECTION 9.08.  Headings.................................................19
SECTION 9.09.  Severability.............................................19
SECTION 9.10.  Specific Performance.....................................19
SECTION 9.11.  New York Law.............................................19
SECTION 9.12.  Counterparts; Effectiveness..............................19
SECTION 9.13.  Entire Agreement.........................................19

                                  EXHIBITS

Exhibit A  --   Form of Convertible Subordinated Debenture
Exhibit B  --   Form of Securityholders Agreement
Exhibit C  --   Form of Amendment to Certificate of Incorporation
Exhibit D  --   Form of Purchase and Sale Agreement




                       SECURITIES PURCHASE AGREEMENT


         AGREEMENT dated as of March 23, 2001 among The Nasdaq Stock Market, Inc., a Delaware corporation (the "Issuer"), Hellman & Friedman Capital Partners IV, L.P., a Delaware limited partnership ("HFCP IV") and the other purchasers listed on the signature pages hereof (together with HFCP IV, the "Purchasers").

         WHEREAS, the Issuer has authorized the sale and issuance of $240,000,000 of its 4% Convertible Subordinated Debentures due 2006 in the form attached hereto as Exhibit A (the "Securities"); and

         WHEREAS, the Purchasers desire to purchase the Securities, and the Issuer desires to issue and sell the Securities to the Purchasers, on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                 ARTICLE 1

                                DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this agreement, as the same may be amended from time to time.

         "Balance Sheet" means the unaudited consolidated balance sheet of the Issuer and its Subsidiaries as of the Balance Sheet Date.

         "Balance Sheet Date" means December 31, 2000.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $.01 per share, of the Issuer.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Material Adverse Effect" means a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Issuer and its Subsidiaries, taken as a whole.

         "Person" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Preferred Stock" means the preferred stock, par value $.01 per share, of the Issuer.

         "Regulation D" means Regulation D under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securityholders Agreement" means the Securityholders Agreement among the Issuer, and the Purchasers, substantially in the form attached as Exhibit B hereto.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Transactions" means the transactions contemplated by the Transaction Documents.

         "Transaction Documents" means this Agreement, the Securityholders Agreement, and the Securities.

         (b) Each of the following terms is defined in the Section set forth opposite such term:


Term                                                             Section

Accredited Investor                                                   4.01
Charter Amendment                                                     5.04
Closing                                                               2.02
Closing Date                                                          2.02
Damages                                                               9.04
HFCP IV                                                        Preamble
Indemnified Person                                                    9.04
Indemnifying Person                                                   9.04
Issuer                                                         Preamble
Issuer Securities                                                     3.05
NASD                                                                  2.03
PPM                                                                   3.10
Purchase and Sale Agreement                                           2.03
Purchasers                                                     Preamble
Subsidiary Securities                                                 3.06


                                 ARTICLE 2

                      PURCHASE AND SALE OF SECURITIES

         SECTION 2.01. Commitment to Purchase. Upon the basis of the representations and warranties herein contained of each Purchaser, but subject to the terms and conditions hereinafter stated, the Issuer agrees to issue and sell to each Purchaser and each Purchaser, upon the basis of the representations and warranties herein contained of the Issuer, but subject to the terms and conditions hereinafter stated, agrees, severally but not jointly, to purchase from the Issuer the Securities in the amounts and for the aggregate purchase price set forth below the name of such Purchaser on the signature pages hereof.

         SECTION 2.02. The Closing. (a) The purchase and sale of the Securities shall take place at a closing (the "Closing") at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York as soon as possible, but in no event later than five Business Days, after satisfaction of the conditions set forth in Article 8, or at such other time or location as the Issuer and the Purchasers shall agree. The date and time of Closing are referred to herein as the "Closing Date."

          (b) At the Closing, each Purchaser shall deliver to the Issuer, by wire transfer to an account designated by the Issuer not later than five Business Days prior to the Closing Date, an amount, in immediately available funds, equal to the aggregate purchase price of the Securities being purchased by such Purchaser from the Issuer.

          (c) At the Closing, the Issuer shall deliver to each Purchaser, against payment of the purchase price, certificates evidencing the Securities in definitive form and registered in such names as such Purchaser shall request not later than five Business Days prior to the Closing Date.

         SECTION 2.03. Use of Proceeds. Concurrently with the Closing, the Issuer shall apply substantially all of the proceeds of the issuance of the Securities to repurchase shares of Common Stock held by the National Association of Securities Dealers, Inc. (the "NASD") pursuant to the Purchase and Sale Agreement to be entered into between the NASD and the Issuer substantially in the form of Exhibit D hereto (the "Purchase and Sale Agreement").


                                 ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF THE ISSUER

         The Issuer represents and warrants to each Purchaser as follows:

         SECTION 3.01. Corporate Existence and Power. The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. The Issuer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. The Issuer has heretofore delivered to the Purchasers true and complete copies of the certificate of incorporation and bylaws of the Issuer as currently in effect.

         SECTION 3.02. Corporate Authorization. The execution, delivery and performance by Issuer of this Agreement and the consummation of the transactions contemplated hereby are within the Issuer's corporate powers and have been duly authorized by all necessary corporate action on the part of the Issuer. This Agreement constitutes a valid and binding agreement of the Issuer, and the Securities when issued will constitute valid and binding obligations of the Issuer. The shares of Common Stock issuable upon conversion of the Securities will, when issued, be validly issued, fully paid and nonassessable, free and clear of any Lien and free of any other restriction or limitation (including any restriction on the right to vote, sell or otherwise dispose of such shares of Common Stock) except as provided under applicable securities laws or as set forth in the Securityholders Agreement and the Issuer's certificate of incorporation and bylaws.

         SECTION 3.03. Governmental Authorization. The execution, delivery and performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official other than (i) compliance with any applicable requirements of the HSR Act; (ii) approval of the Charter Amendment by the Commission; and (iii) such other actions or filings which have been taken or made or shall be taken or made on or prior to the Closing Date.

         SECTION 3.04. Noncontravention. The execution, delivery and performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of the Issuer or any of its Subsidiaries, (ii) assuming compliance with the matters referred to in
Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Issuer or any of its Subsidiaries or to a loss of any benefit to which the Issuer or any of its Subsidiaries is entitled under any provision of any material agreement or other instrument binding upon the Issuer or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Issuer or any of its Subsidiaries.

         SECTION 3.05. Capitalization. (a) The authorized capital stock of the Issuer consists of (i) 300,000,000 shares of Common Stock and (ii) 30,000,000 shares of Preferred Stock. As of the date hereof, there are (i) 128,692,543 shares of Common Stock outstanding, all of which were validly issued, fully paid and nonassessable and were issued free of preemptive rights; (ii) no shares of Preferred Stock outstanding; (iii) 22,000,000 shares reserved for issuance pursuant to the Issuer's equity incentive plan and employee stock purchase plan; and (iv) 10,165,040 shares of Common Stock (including shares underlying options to purchase shares of Common Stock) granted under the Issuer's equity incentive plan. As of the date hereof, the NASD owns 95,454,209 shares of Common Stock and assuming the full exercise of all outstanding warrants issued by the NASD to purchase outstanding shares of Common Stock owned by it, the NASD owns approximately 40.6% of the Issuer.

          (b) Except as set forth in this Section 3.05, there are no outstanding (i) shares of capital stock or voting securities of the Issuer,
(ii) securities of the Issuer convertible into or exchangeable for shares of capital stock or voting securities of the Issuer or (iii) options or other rights to acquire from the Issuer, or any other obligation of the Issuer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Issuer (the items in clauses 3.05(b)(i), 3.05(b)(ii) and 3.05(b)(iii) being referred to collectively as the "Issuer Securities"). Except for the Purchase and Sale Agreement, there are no outstanding obligations of the Issuer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Issuer Securities.

         SECTION 3.06. Subsidiaries. (a) Each Subsidiary of the Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Each Subsidiary of the Issuer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. All Subsidiaries of the Issuer as of the date hereof and their respective jurisdictions of incorporation are identified on Schedule 3.06.

         (b) Except as disclosed on Schedule 3.06, all of the outstanding capital stock or other voting securities of each Subsidiary of the Issuer (except for any directors' qualifying shares) is owned by the Issuer, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities). There are no outstanding (i) securities of the Issuer or any Subsidiary of the Issuer convertible into or exchangeable for shares of capital stock or voting securities of any Subsidiary of the Issuer or (ii) options or other rights to acquire from the Issuer or any Subsidiary of the Issuer, or other obligation of the Issuer or any Subsidiary of the Issuer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any Subsidiary of the Issuer (the items in clauses 3.06(b)(i) and 3.06(b)(ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of the Issuer or any Subsidiary of the Issuer to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

         (c) Except as set forth on Schedule 3.06, the Issuer has no ownership interest or other investment convertible into or exchangeable for an ownership interest in any Person.

         SECTION 3.07. Financial Statements. The audited consolidated balance sheets as of December 31, 1998 and 1999 and the related audited consolidated statements of income and cash flows for each of the years ended December 31, 1998 and 1999 and the unaudited consolidated balance sheet for the nine months ended September 30, 2000 and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2000 as well as the unaudited consolidated balance sheet as of December 31, 2000 and the related unaudited consolidated statements of income and cashflows for the year ended December 31, 2000 of the Issuer and the Subsidiaries of the Issuer have been delivered by the Issuer to the Purchasers. Such financial statements fairly present, in all material respects, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto and except in the case of unaudited financials for the absence of footnotes and subject to normal year-end adjustments), the consolidated financial position of the Issuer and the Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended.

         SECTION 3.08. Absence of Certain Changes. Except as set forth on
Schedule 3.08, (x) since the Balance Sheet Date, the business of the Issuer and its Subsidiaries has been conducted in the ordinary course consistent with past practices and (y) there has not been:

          (a) any event, occurrence or facts which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

         (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Issuer, or any repurchase, redemption or other acquisition by the Issuer or any of its Subsidiaries of any outstanding shares of capital stock or other securities of the Issuer or any of its Subsidiaries;

         (c) any amendment of any material term of any outstanding security of the Issuer or any of its Subsidiaries;

         (d) any incurrence, assumption or guarantee by the Issuer or any of its Subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

         (e) any creation or other incurrence by the Issuer or any of its Subsidiaries of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

         (f) any making of any loan, advance or capital contributions to or investment in any Person other than loans, advances or capital contributions to or investments in Subsidiaries of the Issuer set forth on Schedule 3.06 made in the ordinary course of business consistent with past practices; or

         (g) any change in any method of accounting or accounting practice by the Issuer or any of its Subsidiaries except for any such change after the date hereof required by reason of a concurrent change in generally accepted accounting principles.

         SECTION 3.09. Selling Documents. As of January 18, 2001, except as set forth in Schedule 3.09, the Private Placement Memorandum, dated November 15, 2000 of the Issuer (the "PPM") did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.


                                 ARTICLE 4

              REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

         Each Purchaser hereby represents and warrants to the Issuer as follows:

         SECTION 4.01. Private Placement. (a) Such Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

          (b) The Securities to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and without a view to the resale or distribution of such Securities or any interest therein other than in a transaction exempt from registration under the Securities Act.

         (c) Such Purchaser is an "Accredited Investor" as such term is defined in Regulation D.

         (d) Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities.

          (e) Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Issuer concerning the terms and conditions of the Securities and other related matters. Such Purchaser further represents and warrants that the Issuer has made available to such Purchaser or its agents all documents and information relating to an investment in the Securities requested by or on behalf of such Purchaser. In evaluating the suitability of an investment in the Securities, such Purchaser has not relied upon any other representations or other information (whether oral or written) made by or on behalf of the Issuer other than as set forth in this Agreement.

         SECTION 4.02. Authority; No Other Action. (a) The execution, delivery and performance of this Agreement and the Securityholders Agreement are within such Purchaser's powers and have been duly authorized on its part by all requisite corporate or partnership action.

          (b) No action by or in respect of, or filing with, any governmental authority, agency or official is required for the execution, delivery and performance by such Purchaser of this Agreement and the Securityholders Agreement other than compliance with the applicable requirements of the HSR Act.

         SECTION 4.03. Binding Effect. Each of this Agreement and the Securityholders Agreement has been duly executed by such Purchaser and consti tutes a valid and binding agreement of such Purchaser.


                                 ARTICLE 5

                          COVENANTS OF THE ISSUER

         The Issuer agrees that:

         SECTION 5.01. Conduct of the Company. Except as set forth in
Schedule 5.01, from the date hereof until the Closing Date, the Issuer and each of its Subsidiaries shall conduct its businesses in the ordinary course consistent with past practice and to use its best efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees. Without limiting the generality of the foregoing, except as set forth in Schedule 5.01, from the date hereof until the Closing Date, neither Issuer nor any of its Subsidiaries will, without the prior written consent of the Purchasers:

         (a) except for the Charter Amendment, adopt or propose any change in its certificate of incorporation or bylaws;

         (b) merge or consolidate with any other Person, sell, transfer or otherwise dispose of all or substantially all of its assets, or acquire a material amount of assets from any other Person outside the ordinary course of business; or

         (c) agree or commit to do any of the foregoing.

The Issuer will not, and will not permit any of its Subsidiaries to (i) take or agree or commit to take any action that would make any representation or warranty of the Issuer hereunder inaccurate in any material respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

         SECTION 5.02. Access to Information. (a) From the date hereof until the Closing Date, the Issuer will (i) give, and will cause each of its Subsidiaries to give, the Purchasers, their counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of the Issuer and its Subsidiaries, (ii) furnish, and will cause the Issuer and each of its Subsidiaries to furnish, to the Purchasers, their counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Issuer or any of its Subsidiaries as such Persons may reasonably request and (iii) instruct the employees, counsel and financial advisors of the Issuer or any of its Subsidiaries to cooperate with the Purchasers in their investigation of the Issuer or any of its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Issuer.

         SECTION 5.03. Notices of Certain Events. The Issuer shall promptly notify the Purchasers of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

          (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting the Issuer or any of its Subsidiaries that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect or that relate to the transactions contemplated by this Agreement.

         SECTION 5.04. Voting Rights. At the 2001 annual meeting of stockholders of the Issuer, the Issuer shall present for stockholder approval, and shall recommend the approval and adoption of, an amendment to its certificate of incorporation substantially in the form of Exhibit C, with such changes as may be required by the Commission that are reasonably acceptable to the Issuer and the Purchasers (the "Charter Amendment"). The Issuer shall use all reasonable best efforts to achieve the adoption of the Charter Amendment.


                                 ARTICLE 6

                        COVENANTS OF THE PURCHASERS

         The Purchasers agrees that:

         SECTION 6.01. Confidentiality. The Purchasers and their Affiliates will hold, and will use their reasonable best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Issuer or any of its Subsidiaries furnished to the Purchasers or their Affiliates in connection with the transactions contemplated by this Agreement or the Securityholders Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by the Purchasers, (ii) in the public domain through no fault of the Purchasers or (iii) acquired by the Purchasers from sources other than the Issuer or any of its Subsidiaries which sources, to the Purchasers' knowledge lawfully acquired such information; provided that the Purchasers may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such Persons are informed by the Purchasers of the confidential nature of such information and are directed by the Purchasers to treat such information confidentially. The Purchasers will be responsible for the breach by any such persons of this Section 6.01. If this Agreement is terminated, the Purchasers and its Affiliates will, and will use their reasonable best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to the Issuer, upon request, all documents and other materials, and all copies thereof, obtained by the Purchasers or its Affiliates or on their behalf from the Issuer or any of its Subsidiaries in connection with this Agreement that are subject to such confidence.


                                 ARTICLE 7

                 COVENANTS OF THE PURCHASERS AND THE ISSUER

         The Purchasers and the Issuer agree that:

         SECTION 7.01. Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, the Purchasers and the Issuer will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. The Issuer and the Purchasers agree, and the Issuer, prior to the Closing, and the Purchasers, after the Closing, agree to cause the Issuer and each of its Subsidiaries, to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

         SECTION 7.02. Certain Filings. The Purchasers and the Issuer shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

         SECTION 7.03. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except for any press releases and public statements the making of which may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation. Notwithstanding the foregoing, the parties agree to issue a joint press release upon the Closing.


                                 ARTICLE 8

                      CONDITIONS PRECEDENT TO CLOSING

         SECTION 8.01. Conditions to Each Party's Obligations. The obligations of each party hereto to consummate the transactions contemplated hereby is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

         (a) Any applicable waiting period under the HSR Act relating to the transaction contemplated hereby shall have expired or been terminated; and

         (b) The purchase and sale of the Securities shall not be prohibited by any applicable law, court order or governmental regulation; and

         SECTION 8.02. Conditions to Each Purchaser's Obligations. The obligation of each Purchaser to purchase the Securities to be purchased by it hereunder is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

         (a) The representations and warranties of the Issuer contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date; the Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing Date; and such Purchaser shall have received a certificate dated the Closing Date signed by an authorized officer of the Issuer to the foregoing effect;

         (b) The Securityholders Agreement shall have been executed and delivered by the Issuer;

         (c) Such Purchaser shall have received duly executed certificates representing the Securities being purchased by such Purchaser pursuant hereto;

         (d) Such Purchaser shall have received all documents reasonably requested by it relating to the existence of the Issuer, the corporate authority for entering into, and the validity of, this Agreement, the Securityholders Agreement and the Securities, all in form and substance reasonably satisfactory to it;

         (e) The consents and approvals identified in Section 3.03 shall have been received and not withdrawn;

         (f) F. Warren Hellman shall have been appointed to the Board of Directors of the Issuer effective as of the Closing; and

         (g) The Issuer and the NASD shall have entered into the Purchase and Sale Agreement, the Purchase and Sale Agreement shall not have been amended in any manner adverse to the Purchasers, and concurrently with the Closing hereunder the Issuer shall apply all or substantially all of the proceeds of the issuance and sale of the Securities to repurchase shares of Common Stock held by the NASD on the terms and conditions set forth in the Purchase and Sale Agreement.

         SECTION 8.03. Conditions to Issuer's Obligations. The obligations of the Issuer to issue and sell the Securities to the Purchasers pursuant to this Agreement are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

         (a) The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date; and each Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to the Closing Date and the Issuer shall have received a certificate dated the Closing Date signed by an authorized officer of each of the Purchasers to the foregoing effect; and

         (b) The Issuer shall have received all documents reasonably requested by it relating to the existence of the Purchasers, the authority for entering into, and the validity of this Agreement and the Securityholders Agreement, all in form and substance reasonably satisfactory to it.


                                 ARTICLE 9

                               MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature page hereof, or such other address or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified pursuant to this Section 9.01 and confirmation of receipt is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (iii) if given by any other means, when delivered at the address specified in this Section 9.01.

         SECTION 9.02. No Waivers; Amendments. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by all parties hereto.

         SECTION 9.03. Survival of Provisions. The representations and warranties contained in this Agreement shall survive and remain in full force and effect in accordance with their terms until the date which is three months after the date on which the Issuer delivers to the Purchasers full audited financial statements of the Issuer and its Subsidiaries for fiscal year 2001; provided that the representations and warranties contained in Section 3.02 and Article 4 shall survive indefinitely.

         SECTION 9.04. Indemnification. (a) The Issuer hereby agrees to indemnify and hold harmless each Purchaser, any Affiliate of any Purchaser, any Person controlling any Purchaser or such Affiliate and their respective directors, officers, agents and employees from and against any losses, claims, damages, expenses and liabilities (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") to which such person may become subject as the result of any breach of representation, warranty or covenant made or to be performed on the part of the Issuer under this Agreement, the Securityholders Agreement, or the Securities or any third-party action, claim or proceeding directly resulting from the matters or transactions which are the subject of or contemplated by this Agreement or the Securityholders Agreement or the Securities (or any use made or proposed to be made by the Issuer of the proceeds from the sale of the Securities) and will reimburse any such person for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred by any such person in connection with any such breach of representation, warranty or covenant or investigating, preparing or defending any such action or proceeding, pending or threatened, whether or not such person is a party thereto; provided that with respect to indemnification or reimbursement by the Issuer pursuant to this Section, (i) the Issuer shall not be liable unless the aggregate amount of Damages exceeds $1,000,000, and the Issuer shall only be liable for Damages in excess of such amount, and (ii) the Issuer's maximum liability shall not exceed the purchase price of the Securities.

         (b) Each Purchaser hereby agrees to indemnify, defend and hold harmless the Issuer and its Affiliates, any Person controlling the Issuer or its Affiliates and their respective directors, officers, agent and employees from and against any Damages to which such person may become subject as a result of any breach of any representation, warranty or covenant made or to be performed on the part of such Purchaser under this Agreement or the Securityholders Agreement and will reimburse any such person for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred by any such person in connection with any such breach of representation, warranty or covenant or investigating, preparing or defending any such action or proceeding, pending or threatened, whether or not such person is a party thereto; provided that with respect to indemnification or reimbursement by the Purchasers pursuant to this Section, (i) the Purchasers shall not be liable unless the aggregate amount of Damages exceeds $1,000,000, and the Purchasers shall only be liable for Damages in excess of such amount, and (ii) the Purchaser's maximum liability shall not exceed the purchase price of the Securities.

         (c) Promptly after receipt by any person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to
Section 9.04(a) or (b), such Indemnified Person shall give notice thereof to the person against whom such indemnity may be sought (the "Indemnifying Person"). Notwithstanding the foregoing, the failure so to give prompt notice to such person will not relieve such Indemnifying Person from liability, except to the extent such failure or delay materially prejudices such Indemnifying Person. The Indemnifying Person shall be entitled to participate in any such action and to assume the defense thereof, at the Indemnifying Person's expense and with counsel reasonably satisfactory to the Indemnified Person. After notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnified Person shall have the right to participate in such action and to retain its own counsel, but the Indemnifying Person shall not be liable to such Indemnified Person hereunder for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Indemnifying Person has agreed to pay such fees and expenses, (ii) the Indemnifying Person shall have failed to employ counsel reasonably satisfactory to the Indemnified Person in a timely manner or (iii) the Indemnified Person shall have been advised by outside counsel that representation of the Indemnified Person by counsel provided by the Indemnifying Person pursuant to the foregoing would be inappropriate due to an actual or potential conflicting interest between the Indemnifying Person and the Indemnified Person, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to the Indemnifying Person; provided however, that the Indemnifying Person shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one firm of attorneys at one time for the Indemnified Person.

         (d) Except in the case of fraud, or with respect to matters for which the remedy of specific performance or injunctive relief or other equitable remedies are appropriate or available, the respective rights to indemnification as provided for in this Section 9.04, shall constitute each party's sole remedy and no party shall have any other liability or damages to the other party; provided, however, that nothing contained herein shall prevent the Indemnified Person from pursuing remedies as may be available to such party under applicable law in the event of an Indemnifying Person's failure to comply with its indemnification obligations hereunder.

         SECTION 9.05. Expenses; Documentary Taxes. The Issuer shall reimburse the Purchasers at Closing for all of their respective documented out-of-pocket reasonable expenses, including reasonable fees and disbursements of counsel, accountants and other consultants, in connection with their investigation of the Issuer, their evaluation of the transactions contemplated hereby, and the preparation of this Agreement, the Securityholders Agreement and the Securities and any amendments thereto, up to a maximum of $1,000,000. The Issuer shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the Securityholders Agreement, or the issuance of the Securities.

         SECTION 9.06. Termination. (a) This Agreement may be terminated at any time prior to the Closing:

         (i) by mutual written agreement of the Issuer and the Purchasers;

         (ii) by the Issuer or the Purchasers if the Closing shall not have been consummated on or before May 31, 2001;

         (iii) by the Issuer or the Purchasers if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

         (iv) by the Issuer or the Purchasers, if there has been a material misrepresentation, breach of warranty or breach of covenant or other obligation hereunder on the part of the Purchasers (in the case of termination by the Issuer) or the Issuer (in the case of termination by the Purchasers); or if any condition to such party's obligations hereunder becomes incapable of fulfillment through no fault of such party; or

         (v) by the Issuer or the Purchasers, if the Purchase and Sale Agreement is terminated for any reason.

         The party desiring to terminate this Agreement pursuant to clauses 9.06(a)(ii), (iii), (iv) or (v) shall give notice of such termination to the other parties.

         (b) If this Agreement is terminated as permitted by Section 9.06(a), such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; provided that if such termination shall result from the willful (i) failure of any party to fulfill a condition to the performance of the obligations of the other parties, (ii) failure to perform a covenant of this Agreement or (iii) breach by any party hereto of any representation or warranty or agreement contained herein, such party shall be liable for damages incurred or suffered by the other party as a result of such failure or breach.

         SECTION 9.07. Successors and Assigns. The Issuer may not assign any of its rights and obligations hereunder without the prior written consent of the Purchasers. No Purchaser may assign its rights and obligations hereunder without the consent of the Issuer, except to any Affiliate of the Purchaser. This Agreement shall be binding upon the Issuer and the Purchasers and their respective successors and assigns. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than parties to this Agreement and their respective successors and permitted assigns.

         SECTION 9.08. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         SECTION 9.09. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 9.10. Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

         SECTION 9.11. New York Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principles thereof.

         SECTION 9.12. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9.13. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first above written.

                             THE NASDAQ STOCK MARKET, INC.


                             By /s/Frank G. Zarb
                                -------------------------------------
                             Name:   Frank G. Zarb
                             Title:  Chairman
                             33 Whitehall Street
                             New York, NY 10004
                             Telephone: 212-858-4750
                             Telecopier: 212-858-5150


                             HELLMAN & FRIEDMAN CAPITAL
                               PARTNERS IV, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By/s/Patrick J. Healy
                               ----------------------------------------
                                Name:    Patrick J. Healy
                                Title:   Vice President


                                Address:     c/o Hellman & Friedman LLC
                                             One Maritime Plaza
                                             12th Floor
                                             San Francisco, California 94111
                                Attention:   Richard M. Levine
                                Telephone:   (415) 788-5111
                                Telecopier:  (415) 391-4648

                                                         Aggregate
                                                         Purchase
                             Principal Amount            Price
                             ----------------            ---------
                             $193,463,369                $193,463,369


                             H & F EXECUTIVE FUND IV, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By /s/Patrick J. Healy
                               ----------------------------------------------
                               Name:   Patrick J. Healy
                               Title:  Vice President


                               Address:    c/o Hellman & Friedman LLC
                                           One Maritime Plaza
                                           12th Floor
                                           San Francisco, California 94111
                               Attention:  Richard M. Levine
                               Telephone:  (415) 788-5111
                               Telecopier: (415) 391-4648

                                                                Aggregate
                                                                Purchase
                             Principal Amount                   Price
                             ----------------                   ---------
                             $4,302,898                         $4,302,898


                             H & F INTERNATIONAL PARTNERS IV-A, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By /s/Patrick J. Healy
                               ----------------------------------------------
                                Name:    Patrick J. Healy
                                Title:   Vice President

                                Address:      c/o Hellman & Friedman LLC
                                              One Maritime Plaza
                                              12th Floor
                                              San Francisco, California 94111
                                Attention:    Richard M. Levine
                                Telephone:    (415) 788-5111
                                Telecopier:   (415) 391-4648

                                                                Aggregate
                                                                Purchase
                             Principal Amount                   Price
                             ----------------                   ----------
                             $31,757,949                        $31,757,949


                             H & F INTERNATIONAL PARTNERS IV-B, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By /s/Patrick J. Healy
                               ---------------------------------------------
                                Name:  Patrick J. Healy
                                Title: Vice President


                                Address:      c/o Hellman & Friedman LLC
                                              One Maritime Plaza
                                              12th Floor
                                              San Francisco, California 94111
                                Attention:    Richard M. Levine
                                Telephone:    (415) 788-5111
                                Telecopier:   (415) 391-4648

                                                                Aggregate
                                                                Purchase
                             Principal Amount                   Price
                             ----------------                   ---------
                             $10,475,784                        $10,475,784



                                                                  Exhibit A



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF [ ], 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE NASDAQ STOCK MARKET, INC.


No. [                 ]
$   [                 ]


                       THE NASDAQ STOCK MARKET, INC.

                4.0% Convertible Subordinated Note due 2006

         The Nasdaq Stock Market, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received hereby promises to pay to [ ] (together with its successors, transferees and assigns, the "Holder") the principal sum of [AMOUNT IN WORDS] Dollars ($[ ]) (the "Principal Amount") by wire transfer of immediately available funds to the Holder's account (the "Bank Account") at a bank in the United States specified by the Holder from time to time, in lawful money of the United States together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

         This Note was issued pursuant to the Securities Purchase Agreement (the "Agreement"), dated as of o, 2001 among the Issuer, Hellman & Friedman Capital Partners IV, L.P. and certain other parties listed on the signature pages thereto. Unless the context otherwise requires, as used herein, "Note" means any of the 4.0% Convertible Subordinated Notes issued pursuant to the Agreement and any other similar Convertible Subordinated Notes issued by the Issuer in exchange for, or to effect a transfer of, any Note and "Notes" means all such Notes in the aggregate.

         This Note shall bear interest, commencing [ ], 2001, at a rate per annum (the "Interest Rate") equal to 4.0%. Further, the Issuer shall pay interest on any overdue Principal Amount at a rate per annum equal to 6.0% (the "Overdue Rate"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

         Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

         Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1.1 include the plural as well as the singular.

         "Acceleration Notice" shall have the meaning set forth in Section
4.1.

         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including without limitation, with respect to the Issuer, the Common Stock and the Preferred Stock.

         "Common Stock" means any and all shares of common stock, par value $0.01 per share, of the Issuer.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of Trade Payables, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vii) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Notice" shall have the meaning set forth in Section 7.2.

         "Event of Default" means any event or condition specified as such in Section 4.1 which shall have continued for the period of time, if any, therein designated.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Holders" shall have the meaning set forth in Section 9.2.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

         "NASD" means the National Association of Securities Dealers, Inc., and its successors.

         "Notice of Default" shall have the meaning set forth in Section
4.1(d).

         "Person" means any individual or a corporation, partnership, association, trust, or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

         "Preferred Stock" means any and all shares of preferred stock, par value $.01 per share, of the Issuer.

         "Securityholders Agreement" means the Securityholders Agreement dated as of o, 2001 among the Issuer, Hellman & Friedman Capital Partners IV, L.P. and the other parties listed on the signature pages thereto, as amended from time to time.

         "Senior Debt" means (i) the Senior Notes and (ii) any Debt of the Issuer which, by its terms or the terms of any instrument or agreement pursuant to which such Debt is issued, is expressly made senior in right of payment to the Notes.

         "Senior Notes" means the Issuer's 7.41% Senior Notes due March 2007 issued in May 1997.

         "Trade Payables" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

         Section 2.  Payment of Principal and Interest.

         Section 2.1. Scheduled Payment of Principal. The Issuer shall pay the Principal Amount, together with all accrued and unpaid interest thereon, if any, in cash to the Holder of this Note on [ ], 2006.

         Section 2.2. Payment of Interest. The Issuer shall pay interest on this Note quarterly in arrears, on March 15, June 15, September 15, and December 15 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date") of each year in which this Note remains outstanding, commencing with June 15, 2001, on the unpaid Principal Amount outstanding in lawful money of the United States at the Interest Rate, or Overdue Rate, as the case may be, as set forth above, by wire transfer of immediately available funds, to the Bank Account, from the most recent Interest Payment Date to which interest has been paid in full on this Note, or if no interest has been paid on this Note, from [ ], 2001, until payment in full of the Principal Amount has been made.

         Section 2.3. Payment Obligations Absolute and Unconditional. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the Principal Amount of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

         Section 2.4. Pro Rata Payment. The Issuer agrees that any payments to the Holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among all such Holders based upon the aggregate unpaid Principal Amount of the Notes held by each such Holder. If any Holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on such Note in excess of such Holder's pro rata share of payments obtained by all Holders of the Notes, such Holder shall make such payments to the other Holders of the Notes as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this Section.

         Section 3.  Covenants.

         The Issuer agrees that, so long as any amount payable under this Note remains unpaid:

         Section 3.1. Information. The Issuer will deliver to the Holder, subject to appropriate confidentiality arrangements in the cases of (a) and
(b) below:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Issuer, a balance sheet of the Issuer as of the end of such fiscal year and the related statements of profit and loss for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by a report thereon of Ernst and Young LLP or other independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Issuer, a balance sheet of the Issuer as of the end of such quarter and the related statements of profit and loss for such quarter and for the portion of the Issuer's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Issuer's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, consistency and, except for the absence of footnotes, generally accepted accounting principles by the chief financial officer or the chief accounting officer of the Issuer;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Issuer stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto; and

          (d) within ten days after any executive officer of the Issuer obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Issuer setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto.

         Section 3.2 Conduct of Business and Maintenance of Existence. The Issuer will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of its business; provided that the foregoing shall not prevent the Issuer from, directly or indirectly, (a) consolidating or merging with or into another Person (whether or not the Issuer is the surviving entity in such transaction) or (b) selling, assigning, leasing, transferring, conveying or otherwise disposing of all or substantially all of its properties or assets, in one or more related transactions, to another Person, if either (A) the Issuer is the surviving entity in any such consolidation or merger, or (B) the Person formed by or surviving any such consolidation or merger or to which such sale, assignment, lease, transfer, conveyance or other disposition shall have been made is a corporation, limited liability company or other entity organized or existing under the laws of the United States, any state thereof or the District of Columbia and such Person assumes all of the obligations of the Issuer under this Note pursuant to agreements reasonably satisfactory to the Holder.

         Section 4.  Events of Default and Remedies.

         Section 4.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events ("Events of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of all or any part of the principal of any of the Notes as and when the same shall become due and payable; or

         (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes (other than those covered by clauses (a) through (b) above) for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer; or

         (d) any acceleration of the maturity of any Debt of the Issuer or any of its subsidiaries having a principal amount greater than $50,000,000; or

         (e) a final and non-appealable judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any of its subsidiaries in excess of $50,000,000 in the aggregate for all such judgments or orders (treating any deductibles, self insurance or retention as not so covered), and such judgment or order shall continue unsatisfied for a period of 60 days; or

         (f) a court having jurisdiction shall enter a decree or order for relief in respect of the Issuer in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or the Issuer shall make any general assignment for the benefit of creditors.

         then, and in each and every such case (other than an Event of Default specified in Sections 4.1(f) or 4.1(g) hereof), the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "Acceleration Notice"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in Section 4.1(f) or 4.1(g) occurs, the principal amount of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

         Section 4.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by any Holder.

         Section 4.3. Waiver of Past Defaults. The Holders of the Notes may waive, in accordance with Section 8.1, any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, the Issuer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Notes; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         Section 5.1 Conversion Rights. (a) Subject to the provisions of this Section 5, the Holders of the Notes shall have the right, at any time and from time to time, at such Holder's option, to convert the Principal Amount of this Note, in whole or part (the "Conversion Amount"), into fully paid and non-assessable shares of Common Stock at the then effective Conversion Ratio (as such term is defined below). The number of shares of Common Stock deliverable upon conversion of each $1,000 Conversion Amount of the Notes, adjusted as hereinafter provided, is referred to herein as the "Conversion Ratio". The Conversion Ratio, as of the date of issue of the Notes is 50.0000, subject to adjustment from time to time pursuant to
Section 5.1(f) hereof.

       (b)(i) In order to exercise the conversion privilege, the Holder of the Note to be converted shall surrender the Note, with a written notice to the Issuer that such Holder elects to exercise its conversion privilege, and stating the Conversion Amount of Notes which the Holder seeks to convert. The date of receipt of the Note or Notes by the Issuer shall be the conversion date (the "Conversion Date").

         (ii) As promptly as practicable (but no later than two days) after the Conversion Date, the Issuer shall issue and shall deliver to such Holder, or on the Holder's written order to the Holder's permitted transferee in accordance with the terms of the Securityholders Agreement, a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such Note or Notes in accordance with the provisions of this Section 5.1.

         (iii) In the case where only part of a Note is converted, the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by a Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Principal Amount of the Note so surrendered.

         (iv) The Issuer shall made a cash payment equal to all accrued and unpaid interest on the Principal Amount so surrendered for conversion (other than interest payments payable to a holder of record on a prior Interest Payment Date) to the Conversion Date.

         (v) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes to be converted shall have been surrendered, and the person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby on such date and such conversion shall be into a number of shares of Common Stock resulting from applying the Conversion Ratio in effect at such time on such date. All shares of Common Stock delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all Liens and charges and not subject to any preemptive rights. Upon the surrender of any Notes for conversion, such Notes or part thereof so converted shall no longer be deemed to be outstanding and all rights of a Holder with respect to such Notes or part thereof so converted including the rights, if any, to receive interest, notices and consent rights shall immediately terminate on the Conversion Date except the right to receive the Common Stock and other amounts payable pursuant to this Section 5.1. Any Notes or part thereof so converted shall be retired and cancelled.

         (c) (i) The Issuer covenants that it will at all times during which the Notes shall be outstanding reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall from time to time be required for the purpose of effecting conversions of outstanding Notes. Before taking any action which would cause an adjustment increasing the Conversion Ratio such that the amount resulting from dividing $1,000 by the Conversion Ratio in effect at such time on such date would be below the then par value of the shares of Common Stock issuable upon conversion of the Notes, the Issuer will take any corporate action which may, in the opinion of counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessible shares of Common Stock at such adjusted Conversion Ratio.

         (ii) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon conversion of the Notes, the Issuer shall comply with all applicable federal and state laws and regulations which require action to be taken by the Issuer.

         (d) The Issuer will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Notes pursuant hereto; provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

         (e) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any Holder tendering Notes for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Holders entitled to receive the Common Stock issuable upon such conversion of the Notes shall not be deemed to have converted such Notes until immediately prior to the closing of the sale of securities in such offering.

         (f) (i) In case the Issuer shall at any time after the date of issue of the Notes (A) declare a dividend or make a distribution on Common Stock payable in Common Stock, (B) subdivide or split the outstanding Common Stock, (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, (D) issue any shares of its Capital Stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), or (E) consolidate with, or merge with or into, any other Person, the Conversion Ratio in effect at the time of the record date for any such dividend or distribution or of the effective date of any such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the aggregate number of shares of Common Stock or other securities of the Issuer (or shares of any security into which such shares of Common Stock have been combined, consolidated, merged, converted or reclassified pursuant to clause (C), (D) or (E) above) which, if this Note had been converted immediately prior to such time, such Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming for purposes of this subsection (f) that such Holder (x) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such recapitalization, sale or transfer was made, as the case may be ("constituent person") and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each share of Common Stock of the Issuer held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 5.1(f) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

         (ii) For purposes of any computation under this Section 5.1(f), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Issuer. All calculations under this Section 5.1(f) shall be made to the nearest four decimal points.

         (iii) In the event that, at any time as a result of the provisions of this Section 5.1(f), the holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Issuer other than Common Stock, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

         (g) No fractional shares of Common Stock shall be issued upon conversion of the Notes. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Closing Price for shares of Common Stock on the trading day immediately preceding the related Conversion Date. "Closing Price" means (1) if the shares of such class of Common Stock then are listed and traded on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the last reported sale price on such day; (2) if the shares of such class of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ; (3) if the shares of such class of Common Stock then are not listed and traded on the NASDAQ, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; or (4) if the shares of such class of Common Stock are not then listed or traded on NASDAQ or a national securities exchange, the fair market value as determined in good faith by the Issuer's Board of Directors.

         (h) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 5.1, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Notes outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Issuer shall, upon the reasonable written request of any Holder of Notes, furnish or cause to be furnished to such Holders a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of the Notes. Despite such adjustment or readjustment, the form of each or all Notes, if the same shall reflect the initial or any subsequent Conversion Ratio, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Note, which shall control.

         (i) The Issuer will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue of sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5.1 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Notes against impairment to the extent required hereunder. Nothing in this Section 5.1 shall affect the continued accrual of interest on the outstanding Notes in accordance with the terms of this Note.

         (j) Notwithstanding any other provision of this Section 5.1, prior to the Exchange Registration Date (as defined below), the Holders of the Notes shall not have the right to convert the Principal Amount of this Note plus accrued and unpaid interest thereon into shares of Common Stock to the extent, but only to the extent, such conversion would result in The National Association of Securities Dealers holding less than 50% of the combined voting power in the Issuer. "Exchange Registration Date" means the date upon which the Issuer becomes registered to operate as a national securities exchange by the Securities and Exchange Commission.

         Section 6.1. Voting Rights. (a) The Holders of this Note shall be entitled to such voting rights as may be provided in the certificate of incorporation of the Issuer, in this Section 6.1, and as otherwise may be provided by law.

          (b) Without the written consent of the Holders of a majority in Principal Amount of the Notes or the vote of Holders of a majority in Principal Amount of the Notes at a meeting of the Holders of the Notes called for such purpose, the Issuer will not amend, alter or repeal any provision of the Certificate of Incorporation (by merger or otherwise) so as to adversely affect the preferences, rights or powers of the Holders of the Notes.

         Section 7.  Subordination.

         Section 7.1. Notes Subordinated to Senior Debt. The Issuer covenants and agrees and each Holder, by his acceptance hereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of Section 7 of this Note; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the payment of the principal amount of and interest on the Notes by the Issuer shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment, to the prior payment in full of Senior Debt.

         Section 7.2. No Payment on Notes in Certain Circumstances. (a) If any default in the payment of any principal of or interest on any Senior Debt when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, occurs and is continuing, no payment shall be made by the Issuer with respect to the principal of or interest on the Notes or to acquire any of the Notes for cash or property other than conversion of the Notes into Common Stock in accordance with Section 5.1 hereof.

         (b) If any event of default (other than a default in payment of the principal of or interest on any Senior Debt) occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Notes) with respect to any Senior Debt, as such event of default is defined in such Senior Debt, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative of such holder or holders gives written notice of the event of default to the Issuer (a "Default Notice"), then, unless and until such event of default has been cured or waived or has ceased to exist, the Issuer shall not be obligated to, and shall not, (x) make any payment of or with respect to the principal of or interest on the Notes or (y) acquire any of the Notes for cash or property or otherwise other than conversion of the Notes into Common Stock in accordance with Section 5.1 hereof. After the event of default in such Default Notice has been cured or waived or ceases to exist, the Issuer shall, subject to Section 7.2(a), promptly pay to the Holders of the Notes all sums which the Issuer would have been obligated to pay from the date of the Default Notice but for this Section 7.2(b).

         (c) Notwithstanding the foregoing, in the event that any payment in cash shall be received by any Holder when such payment is prohibited by
Section 7.2(a) or 7.2(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts then due and owing on the Senior Debt, if any.

         Section 7.3 Payment Over of Proceeds Upon Dissolution, Etc. (a) Upon any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full, or such payment duly provided for, before any payment is made on account of the principal of or interest on the Notes, or any acquisition of the Notes for cash or property is made, other than conversion of the Notes into Common Stock in accordance with Section 5.1 hereof. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions hereof, other than conversion of the Notes into Common Stock in accordance with Section 5.1 hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

         (b) Notwithstanding the foregoing, in the event that any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, other than conversion of the Notes into Common Stock in accordance with Section 5.1 hereof, shall be received by any Holder when such payment or distribution is prohibited by Section 7.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

          (c) For purposes of Section 7 of this Note, the words "cash, property or securities" shall not be deemed to include (x) shares of stock of the Issuer as reorganized or readjusted, (y) any payment or distribution of securities of the Issuer or any other Issuer authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (z) securities of the Issuer or any other Issuer provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding; provided that
(i) if a new Issuer results from such reorganization or readjustment, such Issuer assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. Notwithstanding anything to the contrary in this Section 7, (i) a court referred to in clause (x) above may give effect, and state that it is giving effect to the subordination of the Notes in an order or decree which authorizes the payment in full of Senior Debt in assets other than cash or cash equivalents and (ii) any assets which the holders of the Notes are permitted to receive in accordance with the provisions of this Section 7 shall not be subject to any claim by or on behalf of the holders of Senior Debt.

         7.4. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal amount of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, (a) no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of Section 7 of this Note, and no payment over pursuant to the provisions of Section 7 of this Note to the holders of Senior Debt by the Holders of the Notes shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or on account of the Senior Debt, and (b) no payment or distributions of cash, property or securities to or for the benefit of the holders of the Notes pursuant to the subrogation provision of Section 7, which would otherwise have been paid to the holders of Senior Debt shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or for the account of the Notes. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

         If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Section 7, shall have been applied, pursuant to the provisions of this Section 7, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full of such Senior Debt.

         Section 7.5. Obligations of Issuer Unconditional. Nothing contained in Section 6.1 or elsewhere in the Notes is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal amount of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under Section 7 of the holders of the Senior Debt in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

         Without limiting the generality of the foregoing, nothing contained in Section 7 will restrict the right of the Holders of the Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 4.1 or to pursue any rights or remedies hereunder.

         Section 7.6. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in Section 7, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to Section 7 of this Note.

         Section 7.7. Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliances by the Issuer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the Holders of the Notes.

         Section 7.8. Section 7 Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of Section 7 will not be construed as preventing the occurrence of an Event of Default.

         Section 8.

         Section 8.1. Modification of Notes. Any provision of this Note may be amended or, subject to Section 4, waived with the written consent of the Issuer and the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided that no such amendment or waiver shall (a) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the conversion thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof or adversely affect the ranking of the Notes with respect to the outstanding Debt of the Issuer, in each such case, without the consent of each Holder of each Note so affected, (b) reduce the aforesaid percentage of Notes, the consent of the Holders of the Notes of which is required for any such amendment or waiver, without the consent of the Holders of all Notes then outstanding, or (c) modify the terms of the Notes so as to affect adversely the rights of any holder of Senior Debt at the time outstanding to the benefits of subordination hereunder without the consent of such holder. The Issuer shall promptly notify all of the Holders of the Notes after the making of any amendment or waiver pursuant to this
Section 8.1.

         Section 9. Miscellaneous

         Section 9.1. Transfer Restrictions. The Note is transferable and assignable to one or more purchasers, provided that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws and in compliance with Article 2 of the Securityholders Agreement. The Issuer agrees to issue from time to time a replacement Note or Notes in the form hereof and in such denominations as the Holder may request to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Issuer, the Issuer also agrees to issue a replacement Note if this Note has been lost, stolen, mutilated or destroyed.

         Section 9.2. Registration. The Issuer shall keep at its principal office a register (the "Register") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all transfers of this Note. References to the "Holders" shall mean the Persons listed in the Register as the payees of the Notes unless any payee shall have presented a Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of this Note shall be proven by the Register. For the purpose of paying interest and principal on this Note, the Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under
Section 4.1(a) or (b) if payment of interest and principal is made in accordance with the name and address and particulars contained in the Register.

         Section 9.3. Governing Law. This Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

         Section 9.4. Waiver of Presentment, Acceptance. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein. The Holder of this Note by acceptance hereof agrees to be bound by the provisions of the Notes which are expressly binding on the Holder.

         Section 9.5. Section Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.



         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.



         Dated: [             ], 2001

         [Seal]



                                            THE NASDAQ STOCK MARKET, INC.



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                                                  Exhibit B


                         SECURITYHOLDERS AGREEMENT

                                dated as of

                             ___________, 2001

                                   among

                       THE NASDAQ STOCK MARKET, INC.,

               HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.,

                                    and


                      THE OTHER SECURITYHOLDERS LISTED
                       ON THE SIGNATURE PAGES HEREOF



                             TABLE OF CONTENTS

                           ----------------------

                                                                       PAGE

                                 ARTICLE 1
                                DEFINITIONS

SECTION 1.01.  Definitions...............................................1

                                 ARTICLE 2
              RIGHTS AND OBLIGATIONS WITH RESPECT TO TRANSFER

SECTION 2.01.  Transfer by Holders.......................................4
SECTION 2.02.  Restrictive Legends.......................................5

                                 ARTICLE 3
                            REGISTRATION RIGHTS

SECTION 3.01.  Demand Registration.......................................6
SECTION 3.02.  Piggyback Registration....................................7
SECTION 3.03.  Reduction of Offering.....................................7
SECTION 3.04.  Registration Procedures...................................8
SECTION 3.05.  Registration Expenses....................................11
SECTION 3.06.  Indemnification by the Company...........................11
SECTION 3.07.  Indemnification by Selling Holders.......................12
SECTION 3.08.  Conduct of Indemnification Proceedings...................12
SECTION 3.09.  Contribution.............................................13
SECTION 3.10.  Participation in Underwritten Registrations..............15
SECTION 3.11.  Rule 144.................................................15
SECTION 3.12.  Holdback Agreements......................................15
SECTION 3.13.  Transfer of Registration Rights..........................16

                                 ARTICLE 4
                             PRE-EMPTIVE RIGHTS

SECTION 4.01.  Pre-emptive Rights.......................................16

                                 ARTICLE 5
      BOARD APPOINTMENT OBLIGATION; INFORMATION RIGHTS; VOTING RIGHTS

SECTION 5.01.  Board Appointment Obligation.............................18
SECTION 5.02.  Information Rights.......................................18
SECTION 5.03.  Additional Rights of the Holders.........................19
SECTION 5.04.  Voting Rights............................................19

                                 ARTICLE 6
                               MISCELLANEOUS

SECTION 6.01.  Notices..................................................20
SECTION 6.02.  Amendments; Waivers......................................20
SECTION 6.03.  Termination..............................................20
SECTION 6.04.  Successors, Assigns, Transferees.........................20
SECTION 6.05.  Headings.................................................20
SECTION 6.06.  No Inconsistent Agreements...............................21
SECTION 6.07.  Severability.............................................21
SECTION 6.08.  Recapitalization, Etc....................................21
SECTION 6.09.  Specific Performance.....................................21
SECTION 6.10.  Other Agreements.........................................21
SECTION 6.11.  New York Law.............................................21
SECTION 6.12.  Counterparts.............................................22
SECTION 6.13.  Entire Agreement.........................................22



                         SECURITYHOLDERS AGREEMENT


         SECURITYHOLDERS AGREEMENT dated as of _____________, 2001 (this "Agreement") among The Nasdaq Stock Market, Inc., a Delaware corporation, (together with any successor thereto, the "Company"), Hellman & Friedman Capital Partners IV, L.P., a Delaware limited partnership ("HFCP IV"), and the other securityholders listed on the signature pages hereof (together with HFCP IV and their respective successors and permitted assigns, the "Holders").

         WHEREAS, the Company and the Holders have entered into a Securities Purchase Agreement dated as of _____________, 2001 (the "Securities Purchase Agreement"); and

         WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Securities Purchase Agreement that the parties hereto execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants set forth herein, the parties hereto agree as follows:


                                 ARTICLE 1

                                DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the pur poses of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Agreement, no NASD member shall be considered an "Affiliate" of the NASD.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Competitor" means any Person that is principally engaged in transaction services, market information services, or issuer services related to securities trading on an exchange or similar market.

         "Equity Securities" means the Notes and the Note Shares.

         "Event of Default" has the meaning set forth in Section 4.1 of the Notes.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Public Offering" means the first underwritten public offering by the Company under the Securities Act.

         "NASD" means the National Association of Securities Dealers, Inc. and its successors.

         "Note Shares" means the shares of Common Stock issued, or to be issued, upon conversion of the Notes in accordance with their terms, and any shares of Common Stock issued pursuant to a stock dividend, stock split, or recapitalization in respect of such shares.

         "Notes" means the 4.0% Convertible Subordinated Notes due 2006 of the Company.

         "Person" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Preferred Stock" means the preferred stock, par value $0.01 per share, of the Company.

         "Registrable Securities" means the Note Shares; provided, that such securities shall cease to be Registrable Securities when (i) a registration statement relating to such securities shall have been declared effective by the Commission and such securities shall have been disposed of pursuant to such effective registration statement or (ii) such securities have been disposed of pursuant to Rule 144 or may be disposed of pursuant to Rule 144(k).

         "Registration Expenses" means all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses,
(iv) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company,
(vi) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one counsel for the Holders, (ix) fees and expenses of listing the Registrable Securities on a securities exchange or on the Nasdaq National Market System, (x) rating agency fees, (xi) reasonable fees and expenses of counsel for the Underwriter, (xii) reasonable fees and expenses of the Underwriter (excluding discounts or commissions relating to the distribution of the Registrable Securities) and (xiii) out-of-pocket expenses of the Company (including the expenses of any "roadshow" or similar marketing activity undertaken in connection with the distribution of the Registrable Securities).

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Holder" means a Holder who proposes to Transfer
Registrable Securities pursuant to Article 3.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Third Party" means a prospective purchaser of Equity Securities from a Holder in an arm's-length transaction where such purchaser is not the Company, an Affiliate of the Company or an Affiliate of such Holder.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer's market-making activities.

         (b) Each of the following terms is defined in the Section set forth opposite each term:

         Term                                              Section
         ----                                              -------

         ATS                                               2.01(b)
         Board                                             5.01(a)
         Damages                                           3.06
         Demand Registrant                                 3.01(a)
         Demand Registration                               3.01(a)
         ECN                                               2.01(b)
         H&F Designee                                      5.01(a)
         Indemnified Party                                 3.08
         Indemnifying Party                                3.08
         NASD Priority Termination Date                    3.03
         New Securities                                    4.01(a)
         Piggyback Registration                            3.02
         Preemptive Rights                                 4.01(a)
         Proportionate Percentage                          4.01(a)
         Registration Request                              3.01(a)
         Shelf Demand                                      3.01(a)
         Shelf Registration                                3.01(a)
         Transfer                                          2.01(a)(ii)


                                 ARTICLE 2

              RIGHTS AND OBLIGATIONS WITH RESPECT TO TRANSFER

         SECTION 2.01. Transfer by Holders. (a) Subject to Section 3.12, until the earlier of (i) the effective date of the registration statement filed in connection with the Company's Initial Public Offering, or (ii) June 28, 2002, without the prior written consent of the Company, no Holder shall transfer, sell, assign, or otherwise dispose of ("Transfer") its Equity Securities, in whole or in part, other than to its Affiliates.

         (b) Following the expiration of the period set forth in Section
2.01(a):

          (i) without the prior written consent of the Company, no Holder shall Transfer any Equity Securities (other than in a registered public offering or in compliance with Rule 144) to another securities exchange, alternative trading system ("ATS"), electronic communications network ("ECN"), the NASD, any Competitor, or any Affiliate of any of the foregoing; and

         (ii) with respect to any Transfer of Equity Securities by a Holder other than (A) a Transfer to an Affiliate or a Transfer in a registered public offering or in compliance with Rule 144, and (B) a Transfer in accordance with Section 2.01(b)(i), the Holder shall consult with the Company in good faith prior to such Transfer, taking into account the circumstances of such proposed Transfer.

          (c) Subject to compliance with all applicable securities laws and this Agreement, each Holder may Transfer its Equity Securities, in whole or in part, without restriction; provided that, the transferee (other than in a Transfer pursuant to a registered public offering under the Securities Act or in compliance with Rule 144) shall have executed and delivered to each other party hereto an instrument confirming that such transferee agrees to be bound by the terms of this Agreement applicable to the transferor, whereupon such transferee shall become a Holder for purposes of this Agreement.

         SECTION 2.02. Restrictive Legends. (a) Each certificate for Equity Securities issued to any Holder or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 2.02(b)) include a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF _____________, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE NASDAQ STOCK MARKET, INC.

          (b) In connection with a proposed Transfer of any Equity Securities permitted under Section 2.01, any Holder may, (i) upon providing evidence reasonably satisfactory to the Company that such Equity Security is not a "restricted security" (as defined in Rule 144) or (ii) after expiration of the applicable holding period under Rule 144, exchange the certificate representing such Equity Security for a new certificate that does not bear the legend set forth in Section 2.02(a).

                                 ARTICLE 3

                            REGISTRATION RIGHTS

         SECTION 3.01. Demand Registration. (a) Request for Registration. At any time beginning 180 days after the consummation of the Company's Initial Public Offering, for so long as any Holder owns any Registrable Securities, any Holder of Notes (a "Demand Registrant") may make a written request (the "Registration Request") for registration under the Securities Act of Registrable Securities having a value (based on the average closing sale price per Common Share for 10 trading days preceding the Registration Request) of not less than $50,000,000 (or, if less, all of the Registrable Securities then held by the Holders) (a "Demand Registration"), unless otherwise agreed by the Company and the Selling Holders. Notwithstanding the foregoing, the Company shall not be required to file a registration statement pursuant to a Registration Request within 90 days of the effective date of any other registration statement filed by the Company pursuant to the Securities Act, excluding registration statements filed on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission). Any Registration Request will specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. The Holders shall be entitled to request: (i) two Demand Registrations on Form S-1 or any equivalent registration form; provided, however, that if on or before July 1, 2002, the Company is eligible to register securities on Form S-3, the Holders shall only be entitled to request one Demand Registration on Form S-1 or any equivalent registration form and (ii) unlimited Demand Registrations on Form S-3 or any equivalent registration form (but no more than two in any twelve-month period); and provided further, that if the NASD makes a demand to the Company for the filing of a shelf registration statement pursuant to a contractual right of registration, then the Company shall provide notice to the Holders of such demand by the NASD and, if requested by the Holders (a "Shelf Demand"), the Company shall file a shelf registration statement pursuant to Section 415 of the Securities Act covering open market sales of the Registrable Securities (the "Shelf Registration"), which Shelf Registration shall be considered a Demand Registration for purposes of this Agreement. The Holders shall be entitled to request only one Shelf Demand pursuant to this Agreement.

         (b) Effective Registration. A registration requested pursuant to this Section 3.01 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective (other than due to any action or inaction by a Holder), (ii) if, after it has become effective, such registration is interfered with for any reason (other than due to any action or inaction by a Holder) by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the Holder from disposing of the Registrable Securities to be sold thereunder in accordance with the intended methods of disposition or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the Company, the Demand Registrant or the lead Underwriter, as applicable (other than due to any action or inaction by a Holder).

         (c) Underwriting. The offering of Registrable Securities pursuant to any Demand Registration shall be in the form of an underwritten offering, a block trade or an open market transaction, as determined by the Demand Registrant. The Demand Registrant shall, if applicable, select the lead Underwriter and any additional investment bankers and managers in connection with the offering from a list of nationally-recognized investment banks reasonably agreed to between the Company and the Demand Registrant.

         SECTION 3.02. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of its equity securities (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of its securities, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in any event not less than 10 days before the anticipated filing date), and such notice shall offer the Holders the opportunity to register (a "Piggyback Registration") any or all of the Registrable Securities. If any Holder wishes to register securities of the same class or series as covered by the applicable Piggyback Registration, such registration shall be on the same terms and conditions as such Piggyback Registration. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of a registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall not be obligated to register any Registrable Securities in connection therewith.

         SECTION 3.03. Reduction of Offering. Notwithstanding any provision to the contrary contained herein, if the lead Underwriter of an offering described in Section 3.01 or 3.02 delivers a written opinion to the Company that the offering price of the securities proposed to be included in such offering would be materially and adversely affected by inclusion of all the securities of each class requested to be included, the number of securities to be registered by each holder shall be reduced to the extent recommended by such lead Underwriter; provided, that (i) priority in a registration initiated by a holder exercising a contractual right to demand such registration shall be (a) first, the securities offered for the account of such holder, (b) second, with respect to a registration for which a registration statement is filed prior to the NASD Priority Termination Date only, securities requested to be registered by the NASD pursuant to a contractual right of registration, and (c) third, pro rata among any other securities of the Company requested to be registered for its own account or pursuant to a contractual right of registration, and (ii) priority in a registration initiated by the Company pursuant to Section 3.02 shall be (a) first, securities offered for the account of the Company, (b) second, with respect to a registration for which a registration statement is filed prior to the NASD Priority Termination Date only, securities requested to be registered by the NASD pursuant to a contractual right of registration, and
(c) third, pro rata among other securities of the Company requested to be registered pursuant to a contractual right of registration. For purposes of this Section 3.03, "NASD Priority Termination Date" shall mean the earlier of (i) the date which is six months after the date on which the Initial Public Offering is consummated, and (ii) December 31, 2002.

         SECTION 3.04. Registration Procedures. Whenever the Company is required to effect the registration of Registrable Securities pursuant to
Section 3.01, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such Registration Request:

         (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement (including any necessary amendments and supplements), subject to Section 3.01(a), on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and the prospectus used in connection therewith and use its reasonable best efforts to cause such filed registration statement to become and remain effective, in the case of registration that is not a Shelf Registration, for a period of 90 days or such shorter period as necessary to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof or, in the case of a Shelf Registration, on a continuous basis until the earlier of (i) the date on which all of the Registrable Securities covered by such Shelf Registration are sold and (ii) the date on which the securities covered by the Shelf Registration cease to be Registrable Securities; provided that if the Company shall furnish to the Demand Registrant a certificate signed by either its Chairman, President, or a Vice-President stating that in the good faith judgment of its Board of Directors, the filing or effectiveness of such registration statement would materially interfere with any proposed acquisition, disposition, financing or other transaction involving the Company or its subsidiaries, notwithstanding anything in this Section 3.04 to the contrary, the Company may postpone for up to 120 days in any twelve-month period the filing or effectiveness of a registration statement pursuant to a Holder's Registration Request; however, the Company will during any such postponement take all action reasonably necessary or desirable in order to be able to promptly file or request effectiveness of the registration statement, as the case may be, upon termination of any such postponement period.

         (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Selling Holder or such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities. The Company will provide the Selling Holders and the Underwriters reasonable time to review such documents and the Company will consider in good faith incorporating any comments or other information in such documents as the Selling Holder or the lead Underwriter reasonably requests.

         (c) After the filing of the registration statement, the Company will promptly notify the Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holder reasonably requests to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable the Selling Holder to consummate the disposition in such jurisdictions of the securities owned by the Selling Holder and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company, to enable the Selling Holder to consummate the disposition of such Registrable Securities; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction other than taxation arising with respect to the registration of securities or (iii) consent to general service of process in any such jurisdiction.

         (e) At any time when a prospectus relating to the sale of Registrable Securities is required to be delivered under the Securities Act, the Company will immediately notify the Selling Holder of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Selling Holder and the Underwriters any such supplement or amendment. The Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, the Selling Holder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holder will deliver to the Company all copies, other than permanent file copies then in the possession of the Selling Holder, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.04(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holder such supplemented or amended prospectus.

         (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including without limitation furnishing the Underwriters and Selling Holders with reasonable access to, and causing the cooperation of, all personnel reasonably requested by the Underwriters and the Selling Holders subject to appropriate confidentiality agreements to assist in arranging such meetings with third parties as the Underwriters and the Selling Holders may reasonably request, including without limitation any "roadshow" or other similar marketing activity undertaken in connection with the distribution of the Registrable Securities.

         (g) The Company will furnish to the Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to the Selling Holder or such Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters as are customarily covered by opinions and comfort letters, as the Selling Holder or the lead Underwriter therefor reasonably requests.

         (h) The Company will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (i) The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

         (j) The Company will use its reasonable best efforts (i) to cause all Registrable Securities covered by such registration statement to be listed on any national securities exchange (if such Registrable Securities are not already listed), and on each other securities exchange, on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange; or (ii) to secure the designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities, in each case if the Registrable Securities so qualify, and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD or the Company, as applicable, if requested by the Holder or by the lead Underwriter.

         (k) Subject to the provisions of Section 3.03, the Company may include in such registration shares of Common Stock for its own account as well as shares of Common Stock requested to be included in such registration by any holder of Common Stock (other than the Holders) pursuant to a contractual right of registration.

         SECTION 3.05. Registration Expenses. Registration Expenses (other than underwriting discounts and commissions on the Holders' Registrable Securities) incurred in connection with any registration made or requested to be made pursuant to this Article 3 will be borne by the Company, whether or not any such registration statement becomes effective.

         SECTION 3.06. Indemnification by the Company. To the extent permitted by applicable law, the Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls each such Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (collectively, "Damages") caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any such Selling Holder expressly for use therein. In addition, the indemnification provided in this Section 3.06 shall not inure to the benefit of any Selling Holder, if the Selling Holder (or any underwriter or underwriters of the offering) failed to send or give a copy of the final prospectus or any such amendment thereof or supplement thereto, whichever is most recent, to the person asserting any such Damages at or prior to the written confirmation of the sale of the securities by such underwriter or underwriters to such person if there would have been no liability if the final prospectus or any such amendment thereof or supplement thereto had been delivered. The Company also agrees, to the extent permitted by applicable law, to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 3.06.

         SECTION 3.07. Indemnification by Selling Holders. To the extent permitted by applicable law, each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees, to the extent permitted by applicable law, to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 3.07.

         SECTION 3.08. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.06 or 3.07, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing. Notwithstanding the foregoing, the failure so to give prompt notice to such person will not relieve such Indemnifying Party from liability, except to the extent such failure or delay materially prejudices such Indemnifying Party. The Indemnifying Party shall be entitled to participate in any such action and to assume the defense thereof, at the Indemnifying Party's expense and with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnified Party shall have the right to participate in such action and to retain its own counsel, but the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation, unless
(i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (iii) the Indemnified Party shall have been advised by outside counsel that representation of the Indemnified Party by counsel provided by the Indemnifying Party pursuant to the foregoing would be inappropriate due to an actual or potential conflicting interest between the Indemnifying Party and the Indemnified Party, including situations in which there are one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party; provided however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one firm of attorneys at one time for the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (x) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and (y) provides that such Indemnified Party does not admit any fault or guilt with respect to the subject matter of such proceeding.

         SECTION 3.09. Contribution. (a) If the indemnification provided for herein is for any reason unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, to the extent permitted by applicable law, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and any Selling Holder on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Selling Holder on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Selling Holder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and any Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and any Selling Holder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Selling Holder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and any Selling Holder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Selling Holder or by the Underwriters. The relative fault of the Company on the one hand and any Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Company and each Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.09 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.09, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 3.10. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         SECTION 3.11. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Selling Holder shall reasonably request, all to the extent required from time to time to enable the Selling Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule is amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

         SECTION 3.12. Holdback Agreements. (a) Restrictions on Public Sale by Holders. If and to the extent requested of all shareholders of the Company by the lead Underwriter of an underwritten public offering of equity securities of the Company, the Holders agree not to effect, except as part of such registration, any offer, sale, pledge, transfer or other distribution or disposition or any agreement with respect to the foregoing, of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the seven day period prior to, and during such period that the lead Underwriter may reasonably request, no greater than 90 days (or 180 days following the Initial Public Offering), beginning on, the effective date of such registration statement.

          (b) Restrictions on Public Sale by the Company. The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 3.01 or
Section 3.02, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during such period as the lead Underwriter may reasonably request, no greater than 90 days (or 180 days following the Initial Public Offering), beginning on, the effective date of any registration statement (except as part of such registration statement and except pursuant to registrations on Form S-4 or S-8 or any successor or similar form thereto); and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted).

         SECTION 3.13. Transfer of Registration Rights. The rights of each Holder under this Article 3 are transferable to each transferee of such Holder to whom the transferor assigns its rights pursuant to a Transfer that complies with the terms of Section 2.01(c).


                                 ARTICLE 4

                             PRE-EMPTIVE RIGHTS

         SECTION 4.01. Pre-emptive Rights. (a) Prior to the Initial Public Offering, if the Company shall propose to issue or sell New Securities (as hereinafter defined) or enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance or sale of any New Securities, in any such case the primary purpose of which (as determined in good faith by the Company's Board of Directors) is for the Company to raise capital, then the Company's Board of Directors shall consider in good faith the desirability and appropriateness of permitting the Holders to participate in such offerings of New Securities (the "Preemptive Rights") including granting each Holder the right to purchase up to that number of New Securities, at the same price and on the same terms proposed to be issued or sold by the Company, so that each Holder would, after the issuance or sale of all such New Securities, hold the same proportionate interest of the issued and outstanding equity securities of the Company (calculated a fully-diluted basis) as was held by each Holder (on a fully-diluted basis) immediately prior to the issuance or sale of such New Securities (the "Proportionate Percentage"). "New Securities" means any Common Stock or options, warrants or other securities or rights convertible or exchangeable into or exercisable for any Common Stock or any other such equity securities; provided, however, that "New Securities" shall not include: (i) any securities issued or issuable on conversion of the Convertible Subordinated Notes or pursuant to the exercise of any rights, warrants, options or other agreements outstanding on the date of this Agreement including, without limitation, any security convertible or exchangeable, with or without consideration, into or for any stock, options and warrants; (ii) options and securities issued to management, directors or employees of the Company or its Subsidiaries in the ordinary course of business and equity securities issuable upon exercise thereof; or (iii) securities issued in consideration for, or in connection with, any merger, consolidation or other acquisition of all or substantially all of the assets constituting a business.

          (b) The Company shall give each Holder written notice of its intention to issue and sell New Securities, describing the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. If the Company's Board of Directors decides to grant the Holders Preemptive Rights, each Holder shall have 10 days from the giving of such notice to agree to purchase all (or any part) of its Proportionate Percentage of New Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that fewer than all Holders elect to purchase their portion of the New Securities in the manner described above, those Holders electing to purchase New Securities shall be offered the opportunity to purchase the unsubscribed portion, pro rata on the basis of the number of shares of Common Stock owned by each such Holder (on an as-converted basis).

          (c) If the Holders fail to exercise in full their Preemptive Rights within such 10 days, the Company shall have 90 days thereafter to enter into a binding agreement to sell the remainder of the New Securities in respect of which such Holders' Preemptive Rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Holders pursuant to clause (b) of this Section 4.01. If the Company has not entered into a binding agreement to sell the New Securities within such 90 days, the Company shall not thereafter agree to issue or sell any New Securities, without again offering each Holder the right to purchase its Proportionate Percentage of the New Securities in the manner provided above.

          (d) Notwithstanding anything in this Agreement to the contrary, each Holder shall have the right to assign its rights under this Article 4 to one or more of its Affiliates; provided that each such Affiliate shall have agreed to be bound by the terms of this Agreement.


                                 ARTICLE 5

      BOARD APPOINTMENT OBLIGATION; INFORMATION RIGHTS; VOTING RIGHTS

         SECTION 5.01. Board Appointment Obligation. (a) For so long as the initial Holders beneficially own Equity Securities representing at least 50% of the number of shares of Common Stock (on an as-converted basis) initially acquired by such Holders, such Holders shall have the right to designate one person reasonably acceptable to the Company (the "H&F Designee") for nomination as director to the board of directors (the "Board") of the Company. The Company hereby agrees to (i) include the H&F Designee as one of the nominees to the Board on each slate of nominees for election to the Board proposed by management of the Company, (ii) to recommend the election of the H&F Designee to the shareholders of the Company, and (iii) without limiting the foregoing, to otherwise use its best efforts to cause the H&F Designee to be elected to the Board. The Company hereby agrees to use its best efforts to cause the appointment of the H&F Designee to the Finance Committee of the Board. The initial H&F Designee shall be F. Warren Hellman.

         (b) In the event that the H&F Designee for any reason ceases to serve as a director during his term of office, to the extent Holders are entitled to designate an H&F Designee, the resulting vacancy on the Board shall be filled by a director designated by the initial Holders reasonably acceptable to the Company.

         SECTION 5.02. Information Rights. Subject to appropriate confidentiality arrangements, the Company will provide HFCP IV, or such other Holder as the Holders shall designate:

         (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and the related statements of profit and loss and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of nationally recognized standing;

         (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, a balance sheet of the Company as of the end of such quarter and the related statements of profit and loss and cash flows for such quarter and for the portion of the Company's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, consistency and, except for the absence of footnotes, generally accepted accounting principles by the chief financial officer or the chief accounting officer of the Company;

         (c) to the extent prepared by the Company and provided to management of the Company, as soon as available and in any event within 10 days after the end of each month, a balance sheet of the Company as of the end of such month and the related statements of profit and loss and cash flows for such month, setting forth in each case, in comparative form the figures for the corresponding month of the Company's previous fiscal year; and

         (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Company stating whether any Event of Default exists on the date of such certificate and, if any Event of Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

         SECTION 5.03. Additional Rights of the Holders. For so long as the initial Holders beneficially own Equity Securities representing at least 25% of the number of shares of Common Stock (on an as-converted basis) initially acquired by such Holders, promptly upon a request by any Holder to the chief executive officer, the chief financial officer, the general counsel or the chief information officer of the Company, the Company will, subject to appropriate confidentiality arrangements, provide reasonable access at reasonable times to such aforementioned officers of the Company and the Company's public accountants to discuss such financial, operating and other information regarding the business of the Company and its Subsidiaries as such Holder may reasonably request.

         SECTION 5.04. Voting Rights. If the Board of Directors of the Company approves an exemption for any Person from the limitation on voting rights set forth in Section C(2) of Article Fourth of the Company certificate of incorporation (other than an exemption granted in connection with the establishment of a strategic alliance with another exchange or similar market), the Company shall simultaneously grant a similar exemption to the holders of the Equity Securities and shall use its best efforts to obtain the concurrence of the Securities and Exchange Commission with respect thereto.


                                 ARTICLE 6

                               MISCELLANEOUS

         SECTION 6.01. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including fax or similar writing) and shall be given to such party at its address or telecopier number set forth on its signature page, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of the Company. Each such notice, request or other communication shall be effective (i) if given by fax, when such fax is transmitted to the fax number specified in this Section and confirmation of receipt is received or
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 6.01.

         SECTION 6.02. Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b) Neither this Agreement nor any term or provision hereof may be amended or waived in any manner other than by instrument in writing signed, in the case of an amendment, by the Holders and the Company, or in the case of a waiver, by the party against whom the enforcement of such waiver is sought.

         SECTION 6.03. Termination. This Agreement shall terminate and be of no further force or effect with respect to each Holder upon such date that such Holder no longer holds any Equity Securities; provided, that the rights and obligations of the Company and the Holders under Section 3.06 through 3.09 shall survive any such termination.

         SECTION 6.04. Successors, Assigns, Transferees. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

         SECTION 6.05. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         SECTION 6.06. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or grant rights superior to the rights granted to the Holders of Equity Securities in this Agreement. The Company represents and warrants to each Holder that it has not previously entered into any agreement with respect to any of its debt or equity securities granting any registration rights to any Person, except for an agreement with the NASD.

         SECTION 6.07. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 6.08. Recapitalization, Etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any shares of Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Common Stock or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, the original rights and obligations of the parties hereto under this Agreement.

         SECTION 6.09. Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

         SECTION 6.10. Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of shares of Common Stock or other securities of the Company or any direct or indirect subsidiary of the Company imposed by, any other agreement.

         SECTION 6.11. New York Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

         SECTION 6.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6.13. Entire Agreement. This Agreement, together with the Securities Purchase Agreement, the Notes and the amendment to the Company's certificate of incorporation, constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement, the Securities Purchase Agreement, the Notes and the amendment to the Company's certificate of incorporation supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             THE NASDAQ STOCK MARKET, INC.


                             By
                                 ____________________________________
                             Name:   Frank G. Zarb
                             Title:  Chairman
                             The Nasdaq Stock Market, Inc.
                             33 Whitehall Street
                             New York, New York 10004
                             Telephone: 212-858-4750
                             Telecopier:


                             HELLMAN & FRIEDMAN CAPITAL
                               PARTNERS IV, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By
                                 ______________________________________
                             Name:  Patrick J. Healy
                             Title: Vice President

                             Address:      c/o Hellman & Friedman LLC
                                           One Maritime Plaza
                                           12th Floor
                                           San Francisco, California 94111
                             Attention:    Richard M. Levine
                             Telephone:    (415) 788-5111
                             Telecopier:   (415) 391-4648


                             HELLMAN & FRIEDMAN EXECUTIVE
                               FUND IV, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By
                                  ______________________________________
                             Name:  Patrick J. Healy
                             Title: Vice President


                             By______________________________________
                             Name:
                             Title:
                             Address:     c/o Hellman & Friedman LLC
                                          One Maritime Plaza
                                          12th Floor
                                          San Francisco, California 94111
                             Attention:   Richard M. Levine
                             Telephone:   (415) 788-5111
                             Telecopier:  (415) 391-4648


                             HELLMAN & FRIEDMAN INTERNATIONAL
                               FUND IV-A, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By_______________________________________
                             Name:
                             Title:


                             By_____________________________________
                             Name:
                             Title:
                             Address:     c/o Hellman & Friedman LLC
                                          One Maritime Plaza
                                          12th Floor
                                          San Francisco, California 94111
                             Attention:   Richard M. Levine
                             Telephone:   (415) 788-5111
                             Telecopier:  (415) 391-4648


                             HELLMAN & FRIEDMAN INTERNATIONAL
                               FUND IV-B, L.P.

                             by its General Partner, H&F Investors IV, LLC

                             by its Managing Member, H&F Investors III, Inc.


                             By_______________________________________
                             Name:
                             Title:


                             By______________________________________
                             Name:
                             Title:
                             Address:     c/o Hellman & Friedman LLC
                                          One Maritime Plaza
                                          12th Floor
                                          San Francisco, California 94111
                             Attention:   Richard M. Levine
                             Telephone:   (415) 788-5111
                             Telecopier:  (415) 391-4648